Exhibit 99.1

Pure Storage Announces Fiscal Fourth Quarter and Full Year 2023 Financial Results
Fiscal 2023 revenue growth of 26% year-over-year
Subscription services ARR of $1.1 billion, up 30% year-over-year
Introduction of FlashBlade//E: Delivering benefits of flash at better economics than disk

MOUNTAIN VIEW, Calif. – March 1, 2023 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its fiscal fourth quarter and full year 2023 ended February 5, 2023.

"Pure continued to grow faster than the market this year with the industry’s most advanced, reliable, and energy-efficient products and services,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “Despite current macro conditions, we remain confident in our ability to execute, manage costs, and maintain a strong innovation cycle, highlighted by today's introduction of FlashBlade//E."

Fourth Quarter and Full Year Financial Highlights

•Q4 revenue $810.2 million, up 14% year-over-year
•Full-year revenue $2.8 billion, up 26% year-over-year

•Q4 subscription services revenue $265.1 million, up 23% year-over-year
•Full-year subscription services revenue $961.3 million, up 30% year-over-year

•Q4 subscription annual recurring revenue (ARR) $1.1 billion, up 30% year-over-year
•Remaining performance obligations (RPO) $1.8 billion, up 24% year-over-year

•Q4 GAAP gross margin 69.3%; non-GAAP gross margin 70.8%
•Full-year GAAP gross margin 68.9%; non-GAAP gross margin 70.7%

•Q4 GAAP operating income $64.6 million; non-GAAP operating income $158.6 million
•Full-year GAAP operating income $83.5 million; non-GAAP operating income $457.2 million

•Q4 GAAP operating margin 8.0%; non-GAAP operating margin 19.6%
•Full-year GAAP operating margin 3.0%; non-GAAP operating margin 16.6%

•Q4 operating cash flow $233.0 million; free cash flow $172.8 million
•Full-year operating cash flow $767.2 million; free cash flow $609.1 million

•Total cash, cash equivalents, and marketable securities $1.6 billion

•Returned approximately $67.5 million and $219.0 million in Q4 and FY23, respectively, to stockholders through share repurchases of 2.4 million shares and 7.8 million shares, respectively

•Authorized incremental share repurchases of up to an additional $250 million under its stock repurchase program

“Pure delivered strong Q4 financial results growing revenue 14% and achieving record operating profit and margin,” said Kevan Krysler, CFO, Pure Storage. “We are confident that we will navigate the current macro backdrop, while focusing on our commitment to deliver long-term, profitable growth.”

Fourth Quarter and Full Year Company Highlights

•Market-Leading Portfolio Innovation: In June 2022, Pure introduced the new FlashBlade//S family of products, built with a modular architecture that leverages a nearly unlimited scalable metadata architecture, offering more than double the density, performance and power efficiency of previous versions. Additionally, Pure made two new offerings - Pure Fusion and Portworx Data Services - generally available in FY23. Today, Pure announced the addition of FlashBlade//E, an unstructured data repository priced under $0.20 per GB.
•Strong Subscription Services Momentum: In FY23, Pure extended its as-a-Service model across the full suite of Portworx offerings and also advanced its portfolio of Evergreen offerings to include the new fleet-level Evergreen//Flex.
•Leadership in Sustainability: Pure released the first environmental impact analysis of its portfolio, which found that Pure’s products can use as little as one-fifth the power of competitive storage offerings. Pure also introduced the first-of-it’s-kind Energy Efficiency SLA guarantee for Evergreen//One.
•Industry Recognition: Pure was named a leader in the Gartner Magic Quadrants for both Primary Storage and Distributed File Systems & Object Storage, marking its 9th consecutive year as a leader. Pure was also named one of Fortune’s Best Workplaces in Technology.

FY24 Guidance

FY24
Revenue	Mid to High Single Digit Y/Y Growth
Non-GAAP Operating Margin	15%

Q1FY24 Guidance will be provided during the conference call beginning at 2:00 pm PT today, March 1, 2023.

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating margin to its most directly comparable GAAP measure because certain items that impact this measure are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of this non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Share Repurchase Authorization

Pure's board of directors has authorized, and its audit committee has approved, incremental share repurchases of up to an additional $250 million under its stock repurchase program. The authorization allows Pure to repurchase shares of its Class A common stock opportunistically and will be funded from available working capital. Repurchases may be made at management's discretion from time to time on the open market through privately negotiated transactions, transactions structured through investment banking institutions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase program does not have an expiration date, does not obligate Pure to acquire any of its common stock, and may be suspended or discontinued by the company at any time without prior notice.

Conference Call Information

Pure will host a teleconference to discuss the fiscal fourth quarter and full year 2023 results at 2:00 pm PT today, March 1, 2023. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours following completion of the call.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-866-813-9403 (or +44 204 525 0658 for international callers) with passcode 032614.

Upcoming Events

Pure is scheduled to participate at the following investor conference:

Susquehanna 12th Annual Technology Conference
Date: Friday, March 3, 2023
Time: 8:00 a.m. PT / 11:00 a.m. ET
Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO

The presentation(s) will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with the highest Net Promoter Score in the industry, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2022 Gartner Magic Quadrant for Primary Storage
Leader in the 2022 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our technology and product strategy, specifically customer priorities around sustainability, our ability to adjust to current macro conditions and expand market share, our sustainability goals and benefits, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, the pandemic and its lingering impacts, demand for our products and subscription services, including Evergreen//One, our expectations regarding our product and technology differentiation, including FlashBlade//E, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 6, 2022. All information provided in this release and in the attachments is as of March 1, 2023, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots – Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of Fiscal
	2023	2022

Assets
Current assets:
Cash and cash equivalents	$580,854	$466,199
Marketable securities	1,001,352	947,073
Accounts receivable, net of allowance of $1,057 and $945	612,491	542,144
Inventory	52,095	38,942
Deferred commissions, current	68,617	81,589
Prepaid expenses and other current assets	161,391	116,232
Total current assets	2,476,800	2,192,179
Property and equipment, net	272,445	195,282
Operating lease right-of-use assets	158,912	111,763
Deferred commissions, non-current	177,239	164,718
Intangible assets, net	49,222	62,646
Goodwill	361,427	358,736
Restricted cash	10,544	10,544
Other assets, non-current	38,814	39,447
Total assets	$3,545,403	$3,135,315

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$67,121	$70,704
Accrued compensation and benefits	232,636	205,431
Accrued expenses and other liabilities	125,692	78,511
Operating lease liabilities, current	33,707	35,098
Deferred revenue, current	718,149	562,576
Debt, current	574,506	—
Total current liabilities	1,751,811	952,320
Long-term debt	—	786,779
Operating lease liabilities, non-current	142,473	93,479
Deferred revenue, non-current	667,501	517,296
Other liabilities, non-current	42,385	31,105
Total liabilities	2,604,170	2,380,979
Stockholders’ equity:
Common stock and additional paid-in capital	2,493,799	2,470,972
Accumulated other comprehensive loss	(15,504)	(8,365)
Accumulated deficit	(1,537,062)	(1,708,271)
Total stockholders' equity	941,233	754,336
Total liabilities and stockholders' equity	$3,545,403	$3,135,315

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2023	2022	2023	2022

Revenue:
Product	$545,108	$492,602	$1,792,153	$1,442,338
Subscription services	265,099	215,968	961,281	738,510
Total revenue	810,207	708,570	2,753,434	2,180,848
Cost of revenue:
Product (1)	174,471	167,964	569,793	477,899
Subscription services (1)	74,419	64,772	285,995	230,430
Total cost of revenue	248,890	232,736	855,788	708,329
Gross profit	561,317	475,834	1,897,646	1,472,519
Operating expenses:
Research and development (1)	185,557	162,639	692,528	581,935
Sales and marketing (1)	246,480	231,947	883,609	799,001
General and administrative (1)	64,696	51,481	237,996	189,981
Total operating expenses	496,733	446,067	1,814,133	1,570,917
Income (loss) from operations	64,584	29,767	83,513	(98,398)
Other income (expense), net	16,705	(10,008)	8,295	(30,098)
Income (loss) before provision for income taxes	81,289	19,759	91,808	(128,496)
Income tax provision	6,818	4,816	18,737	14,763
Net income (loss)	$74,471	$14,943	$73,071	$(143,259)

Net income (loss) per share attributable to common stockholders, basic	$0.25	$0.05	$0.24	$(0.50)
Net income (loss) per share attributable to common stockholders, diluted	$0.22	$0.05	$0.23	$(0.50)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	303,614	291,351	299,478	285,882
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	339,699	317,268	339,184	285,882

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,791	$1,787	$10,245	$6,334
Cost of revenue -- subscription services	5,652	6,142	22,630	21,240
Research and development	41,212	39,921	161,694	142,264
Sales and marketing	17,767	17,122	72,507	71,439
General and administrative	15,081	14,228	60,541	45,686
Total stock-based compensation expense	$82,503	$79,200	$327,617	$286,963

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2023	2022	2023	2022

Cash flows from operating activities
Net income (loss)	$74,471	$14,943	$73,071	$(143,259)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	28,164	23,546	100,432	83,151
Amortization of debt discount and debt issuance costs	804	8,566	3,210	31,577
Stock-based compensation expense	82,503	79,200	327,617	286,963
Impairment of long-lived assets	—	—	—	471
Other	4,078	4,499	4,145	13,075
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(176,940)	(188,035)	(70,724)	(81,247)
Inventory	3,779	4,080	(12,562)	4,118
Deferred commissions	(10,724)	(37,988)	451	(58,383)
Prepaid expenses and other assets	24,584	(13,505)	(31,580)	(25,788)
Operating lease right-of-use assets	7,740	7,891	33,813	29,952
Accounts payable	(29,611)	20,967	(7,075)	6,711
Accrued compensation and other liabilities	91,766	94,212	74,027	58,961
Operating lease liabilities	(5,020)	(10,257)	(33,359)	(32,351)
Deferred revenue	137,432	130,122	305,768	236,176
Net cash provided by operating activities	233,026	138,241	767,234	410,127
Cash flows from investing activities
Purchases of property and equipment(1)	(60,229)	(21,070)	(158,139)	(102,287)
Acquisition, net of cash acquired	—	—	(1,989)	—
Purchases of marketable securities	(409,306)	(114,605)	(501,435)	(617,043)
Sales of marketable securities	6,155	53,548	6,155	200,482
Maturities of marketable securities	81,700	63,007	433,995	366,165
Other	—	—	—	(600)
Net cash used in investing activities	(381,680)	(19,120)	(221,413)	(153,283)
Cash flows from financing activities
Net proceeds from exercise of stock options	5,647	14,966	24,778	48,709
Proceeds from issuance of common stock under employee stock purchase plan	—	—	39,965	36,641
Principal payments on borrowings and finance lease obligations	(1,095)	(853)	(257,240)	(2,137)
Tax withholding on vesting of equity awards	(3,471)	(2,165)	(19,601)	(10,835)
Repurchases of common stock	(67,504)	(69,562)	(219,068)	(200,170)
Net cash used in financing activities	(66,423)	(57,614)	(431,166)	(127,792)
Net increase (decrease) in cash and cash equivalents and restricted cash	(215,077)	61,507	114,655	129,052
Cash, cash equivalents and restricted cash, beginning of period	806,475	415,236	476,743	347,691
Cash, cash equivalents and restricted cash, end of period	$591,398	$476,743	$591,398	$476,743

(1) Includes capitalized internal-use software costs of $3.2 million and $2.5 million for the fourth quarter of fiscal 2023 and 2022 and $13.7 million and $8.8 million for fiscal 2023 and 2022.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2023						2022
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,791	(c)					$1,787	(c)
			37	(d)					42	(d)
			292	(e)					—
			3,306	(f)					3,462	(f)
Gross profit -- product	$370,637	68.0%	$6,426		$377,063	69.2%	$324,638	65.9%	$5,291		$329,929	67.0%

			$5,652	(c)					$6,142	(c)
			159	(d)					253	(d)
			306	(e)					—
			16	(g)					24	(g)
Gross profit -- subscription services	$190,680	71.9%	$6,133		$196,813	74.2%	$151,196	70.0%	$6,419		$157,615	73.0%

			$8,443	(c)					$7,929	(c)
			196	(d)					295	(d)
			598	(e)					—
			3,306	(f)					3,462	(f)
			16	(g)					24	(g)
Total gross profit	$561,317	69.3%	$12,559		$573,876	70.8%	$475,834	67.2%	$11,710		$487,544	68.8%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year Ended
2023
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$10,245	(c)
			335	(d)
			543	(e)
			13,063	(f)
Gross profit -- product	$1,222,360	68.2%	$24,186		$1,246,546	69.6%

			$22,630	(c)
			1,210	(d)
			575	(e)
			135	(g)
			88	(h)
Gross profit -- subscription services	$675,286	70.2%	$24,638		$699,924	72.8%

			$32,875	(c)
			1,545	(d)
			1,118	(e)
			13,063	(f)
			135	(g)
			$88	(h)
Total gross profit	$1,897,646	68.9%	$48,824		$1,946,470	70.7%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate costs associated with the exit of certain operations.
(h) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2023						2022
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$82,503	(c)					$79,200	(c)
			888	(d)					3,390	(d)
			1,799	(e)					2,302	(e)
			3,839	(f)					4,034	(f)
			5,004	(g)					—
Operating income	$64,584	8.0%	$94,033		$158,617	19.6%	$29,767	4.2%	$88,926		$118,693	16.8%

			$82,503	(c)					$79,200	(c)
			888	(d)					3,390	(d)
			1,799	(e)					2,302	(e)
			3,839	(f)					4,034	(f)
			5,004	(g)					—
			804	(h)					8,566	(h)
			357	(i)					—
Net income	$74,471		$95,194		$169,665		$14,943		$97,492		$112,435
Net income per share -- diluted	$0.22				$0.53		$0.05				$0.36
Weighted-average shares used in per share calculation -- diluted	339,699		(21,884)	(j)	317,815		317,268		(2,357)	(j)	314,911

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(i) To eliminate net loss from legal settlement in connection with a facility abandoned in the second quarter of fiscal 2021.
(j) To exclude the dilutive effect from convertible note due to the related capped call hedge.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year Ended
2023
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$327,617	(c)
			5,947	(d)
			13,412	(e)
			2,868	(f)
			8,680	(g)
			15,192	(h)
Operating income	$83,513	3.0%	$373,716		$457,229	16.6%

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate costs primarily associated with the exit of certain operations.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate amortization expense of acquired intangible assets.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2023	2022	2023	2022
Net cash provided by operating activities	$233,026	$138,241	$767,234	$410,127
Less: purchases of property and equipment(1)	(60,229)	(21,070)	(158,139)	(102,287)
Free cash flow (non-GAAP)	$172,797	$117,171	$609,095	$307,840

(1) Includes capitalized internal-use software costs of $3.2 million and $2.5 million for the fourth quarter of fiscal 2023 and 2022 and $13.7 million and $8.8 million for fiscal 2023 and 2022.